Exhibit 99.1

Nuvei to Acquire Payoneer for $2.75 Billion, Creating a Leading Global Platform for Local and Cross-Border Commerce

•	The combined company will give businesses a single partner to accept, hold, and move money – including stablecoin transactions – across 190+ countries and territories

•	At close, the combined company is expected to generate approximately $3 billion in annual revenue and process more than $500 billion in annual payment volume for more than 2.4 million customers

MONTREAL & NEW YORK, JUNE 15, 2026 — Nuvei and Payoneer (Nasdaq: PAYO) today announced they have entered into a definitive agreement under which Nuvei will acquire Payoneer. Under the terms of the agreement, Nuvei will acquire all of the issued and outstanding shares of common stock of Payoneer Global Inc. for $7.40 per share in cash, representing a total transaction equity value of approximately $2.75 billion.

"The acquisition of Payoneer marks a defining step in Nuvei’s evolution into a global financial infrastructure leader," said Phil Fayer, Chairman and Chief Executive Officer of Nuvei. "By combining complementary capabilities, we can offer businesses a more complete platform to accept payments, send funds, issue cards, manage treasury and FX needs, and access embedded financial services – at scale."

As commerce becomes more complex across local and cross-border markets, businesses need infrastructure that can support the full transaction lifecycle. This transaction directly addresses that need by combining Nuvei’s leading payment acceptance capabilities with Payoneer’s cross-border payouts, multi-currency accounts and banking network, along with same-day and real-time settlement in more than 150 markets.

Together, the companies create an always-on, unified financial infrastructure built on trusted rails, supporting customers that do business across the world’s leading digital commerce platforms, including Amazon, eBay, Walmart, Airbnb, Fiverr, Upwork, Etsy, ByteDance, Shopify, and WooCommerce.

A key component of this infrastructure is Payoneer’s established regulatory footprint across major jurisdictions around the world. Payoneer holds multiple licenses and authorizations, including licensing for online payment services in mainland China and authorization in principle as a cross-border payment aggregator in India under the Reserve Bank of India’s regulatory framework.

The transaction also strengthens Nuvei’s ability to support emerging financial models, including agentic commerce, stablecoin payments, and platform-native financial services. These capabilities are expected to help businesses move funds more seamlessly across payment types, settlement networks, and jurisdictions.

"For two decades, Payoneer has earned the trust of millions of businesses in markets where trust takes years to build," said John Caplan, Chief Executive Officer of Payoneer. "We have transformed our business with extraordinary results, and our combination with Nuvei will extend what we can offer customers. Together, we will reach more businesses, in more markets, with a more complete platform."

Transaction Details

The transaction has been approved by the Boards of Directors at Nuvei and Payoneer.

The transaction is expected to close in mid-2027, subject to approval by Payoneer's shareholders, receipt of required regulatory approvals, and other customary closing conditions.

Goldman Sachs & Co. LLC is serving as lead financial advisor to Nuvei. Barclays Capital Inc. has also provided financial advice to Nuvei. Simpson Thacher & Bartlett LLP and Stikeman Elliott LLP are serving as legal counsel to Nuvei. Qatalyst Partners is serving as exclusive financial advisor to Payoneer. Davis Polk & Wardwell LLP is serving as legal counsel to Payoneer.

BMO Capital Markets, RBC Capital Markets, Barclays, UBS, and Wells Fargo are providing committed financing in connection with the transaction.

About Nuvei

Nuvei is building the infrastructure for every payment, everywhere. Its modular, flexible, and scalable technology enables leading companies to accept next-generation payments, offer all payout options, and benefit from card issuing, risk, and fraud management services. Connecting businesses to their customers in 190+ countries, with local acquiring in 52 markets, 150 currencies, and over 720 alternative payment methods, Nuvei provides the technology and insights that help customers and partners succeed locally and globally. For more information, visit www.nuvei.com.

About Payoneer

Payoneer (Nasdaq: PAYO) is the financial platform for cross-border business and global payments. Payoneer empowers millions of businesses with the financial tools and services they need to grow and transact globally with confidence. Payoneer makes it easier for businesses, particularly in emerging markets, to connect to the global economy, pay and get paid across borders, manage their funds across multiple currencies, and grow their businesses.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Except for historical information contained in this press release, the matters discussed herein contain forward-looking statements that involve risks and uncertainties. Such statements are provided under the “safe harbor” protection of the Act. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “positioning,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, statements about transition and the impact of recent changes to our executive management team; statements regarding the expectations of demand for our products and cash flow generation; statements about improvements to and expansion of our products and platform, and launching new products; statements about future operating results, including revenue, volume, growth opportunities, variability of expenses, ability to realize efficiencies, future spending and incremental investments, business trends, our ability to deliver profits, and growth and value for shareholders; and assumptions regarding foreign exchange rates.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions (the “Transaction”) contemplated by the Agreement and Plan of Merger, dated as of June 12, 2026, by and among Payoneer Global Inc. (the “Company”), Neon Maple Parent Inc. (“Nuvei”) and Panda Acquisition Sub Inc. (the “Merger Agreement”), including the expected time period to consummate the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, partner, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, wars, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 (and which is available at: https://www.sec.gov/Archives/edgar/data/1845815/000110465926020487/payo-20251231x10k.htm, quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the Securities Exchange Commission (“SEC”) and that are available at https://www.sec.gov/edgar/search/#/ciks=0001845815&entityName=Payoneer%2520Global%2520Inc.%2520(PAYO)%2520(CIK%25200001845815

The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov/edgar/browse/?CIK=1845815&owner=exclude.

Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://investor.payoneer.com/financials/sec-filings.

Participants in the Solicitation

The Company, Nuvei and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 27, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926049462/tm261500-1_def14a.htm and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (and which is available at

https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926020487/payo-20251231x10k.htm. Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926020487/payo-20251231x10k.htm, and in the sections entitled “Information Regarding the Board of Directors and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management,” “Certain Relationships and Related Party Transactions,” and “Independence of the Board of Directors” included in the Company’s definitive proxy statement in connection with its 2026 Annual Meeting of Stockholders, as filed with the SEC on April 27, 2026 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001845815/000110465926049462/tm261500-1_def14a.htm. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Media Relations:

Jeremiah Glodoveza

jeremiah.glodoveza@nuvei.com

Angela Sullivan

angelasul@payoneer.com